Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO THE CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THE CREDIT AGREEMENT (this “Amendment”), dated as of May 22, 2013 is entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (as such terms are defined in the Credit Agreement) (in such capacity, together with its successors and assigns in such capacity, “Agent”), the Lenders signatory hereto (as such term is defined in the Credit Agreement), API TECHNOLOGIES CORP., a Delaware corporation (“Parent”), the Subsidiaries of Parent identified on the signature pages hereof as “US Borrowers” (such Subsidiaries together with Parent, each individually a “US Borrower”, and collectively, jointly and severally, the “US Borrowers”), RF2M MICROELECTRONICS LTD., a limited company incorporated in England and Wales with company number 02721281 (“RF2M”), and RF2M MICROWAVE LTD., a limited company incorporated in England and Wales with company number 06632600 (“RF2M Microwave” and, together with RF2M, each individually a “UK Borrower”, and collectively, jointly and severally, the “UK Borrowers”). The US Borrowers and UK Borrowers are referred to hereinafter each individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”.

RECITALS

A. The Borrowers, Agent, the Lenders, and Wells Fargo Bank, National Association, as English law security trustee, have previously entered into that certain Credit Agreement dated as of February 6, 2013 (as the same may be modified, supplemented or amended from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B. The Borrowers have requested that Agent and the Lenders amend the Credit Agreement, which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein.

C. The Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Credit Agreement.

(a) The following definition is hereby added to Schedule 1.1 of the Credit Agreement in its proper alphabetical order:

“‘Excess Availability Threshold’ means (i) at any time up to and including June 30, 2013, $10,000,000; and (ii) at all times thereafter, $12,500,000.”

(b) The definition of “Cash Dominion Period” in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Cash Dominion Period” means any Period (a) (i) commencing at any time that Excess Availability is less than the Excess Availability Threshold and (ii) continuing until Excess Availability has been not less than the Excess Availability Threshold for 30 consecutive days, or (b) (i) commencing upon the occurrence of an Event of Default and (ii) continuing until such Event of Default is cured or waived in accordance with the Agreement.

(c) Schedule 5.2 to the Credit Agreement is hereby amended by deleting each of the two references to “greater of (i) $12,500,000 and (ii) 25% of the Maximum Revolver Amount” and in each case inserting in lieu thereof the words “Excess Availability Threshold.”

2. Conditions. This Amendment shall become effective immediately on the date hereof; provided that this Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a) Amendment. Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b) Representations and Warranties. The representations and warranties set forth herein and in the Credit Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) must be true and correct in all material respects.

3. Representations and Warranties. Each Borrower represents and warrants as follows:

(a) Authority. Each Borrower has the requisite corporate or limited liability company (as applicable) power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrowers of this Amendment have been duly approved by all necessary corporate or limited liability company action (as applicable to each Borrower), has received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on any Borrower. No other corporate or limited liability company proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of Borrowers, enforceable against each Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and is in full force and effect.

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(c) Representations and Warranties. The representations and warranties contained in each Loan Document made by the Borrowers (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

(d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

4. Choice of Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

6. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b) Except as specifically set forth in this Amendment, the Credit Agreement, the Fee Letter and all other Loan Documents, are and shall continue to be in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to Agent and the Lenders without defense, offset, claim or contribution.

7. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby and the Loan Documents effective as of the date hereof.

8. Estoppel. To induce Agent to enter into this Amendment and to induce Agent and the Lenders to continue to make advances to the Borrowers under the Credit Agreement, the Borrowers hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Borrower as against Agent or any Lender with respect to the Obligations.

9. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

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10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents (except as provided in Section 1 hereof), and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

US BORROWERS:	API TECHNOLOGIES CORP.,
a Delaware corporation

	By:	/s/ Bel W. Lazar
	Name:	Bel W. Lazar
	Title:	Chief Executive Officer and President

SENDEC CORP.,
a New York Corporation

	By:	/s/ Bel W. Lazar
	Name:	Bel W. Lazar
	Title:	Vice President, Treasurer, Secretary and Chief Financial Officer

CMT FILTERS, INC.,
a Delaware corporation

	By:	/s/ Bel W. Lazar
	Name:	Bel W. Lazar
	Title:	President and Chief Operating Officer

SPECTRUM CONTROL INC.,
a Pennsylvania corporation

	By:	/s/ Bel W. Lazar
	Name:	Bel W. Lazar
	Title:	Vice President, Secretary and Treasurer

SPECTRUM CONTROL TECHNOLOGY, INC.,
a Delaware corporation

	By:	/s/ Bel W. Lazar
	Name:	Bel W. Lazar
	Title:	Chairman, Chief Executive Officer and President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

SPECTRUM SEI MICROWAVE, INC.,
a Delaware corporation

By:	/s/ Bel W. Lazar
Name:	Bel W. Lazar
Title:	Vice President and Secretary

SPECTRUM FSY MICROWAVE, INC.,
a Maryland corporation

By:	/s/ Bel W. Lazar
Name:	Bel W. Lazar
Title:	Vice President and Secretary

SPECTRUM MICROWAVE, INC.,
a Delaware corporation

By:	/s/ Bel W. Lazar
Name:	Bel W. Lazar
Title:	Secretary

API PASSIVE COMPONENTS INC.,
a Delaware corporation

By:	/s/ Bel W. Lazar
Name:	Bel W. Lazar
Title:	Secretary

API SYSTEMS, INC.,
a Delaware corporation

By:	/s/ Bel W. Lazar
Name:	Bel W. Lazar
Title:	Chairman and Chief Executive Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

API CRYPTEK, INC.,
a Delaware corporation

	By:	/s/ Bel W. Lazar
	Name:	Bel W. Lazar
	Title:	Chairman

API DEFENSE, INC.,
a Delaware corporation

	By:	/s/ Bel W. Lazar
	Name:	Bel W. Lazar
	Title:	Chairman and Treasurer

UK BORROWERS:	RF2M MICROELECTORNICS LTD,
a limited company incorporated in England and Wales

	By:	/s/ Bel W. Lazar
	Name:	Bel W. Lazar
	Title:	Director

RF2M MICROWAVE LTD,
a limited company incorporated in England and Wales

	By:	/s/ Bel W. Lazar
	Name:	Bel W. Lazar
	Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

AGENT AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as Agent and as a Lender

	By:	/s/ Rina Shinoda
	Name:	Rina Shinoda
Its Authorized Signatory

LENDER:	BURDALE FINANCIAL LIMITED,
as a UK Lender

	By:	/s/ N B Hogg
	Name:	N B Hogg
Its Authorized Signatory

	By:	/s/ Tania Saldanha
	Name:	Tania Saldanha
Its Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]